UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2015

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Guadalupe Street Suite # 302, Austin TX	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 6, 2015, Digital Turbine, Inc. (the “Company”) consummated its acquisition (the “acquisition”) of Appia, Inc. (“Appia”), which was reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2015 and amended on Form 8-K/A filed with the SEC on March 19, 2015 to include audited financial statements of Appia as of and for the years ended December 31, 2013 and 2012, unaudited financial statements of Appia as of and for the nine months ended September 30, 2014 and pro forma financial information as of September 30, 2014 and for the year ended March 31, 2014 and the six months ended September 30, 2014. The Company is filing this Current Report on Form 8-K to file the audited financial statements of Appia as of and for the years ended December 31, 2014 and 2013 and pro forma financial information as of December 31, 2014 and for the year ended March 31, 2014 and the nine months ended December 31, 2014 so that such financial information is incorporated by reference into the Company’s registration statements filed with the SEC under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Appia as of and for the years ended December 31, 2014 and December 31, 2013 are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and Appia as of December 31, 2014 and for the year ended March 31, 2014 and the nine months ended December 31, 2014, in each case reflecting, on a pro forma basis, the transaction between the Company and Appia, are attached as Exhibit 99.2 to this Current report on Form 8-K and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP (Appia)
99.1	Audited financial statements of Appia, Inc. as of and for the years ended December 31, 2014 and December 31, 2013
99.2	Unaudited pro forma financial information as of December 31, 2014 and for the year ended March 31, 2014 and the nine months ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2015	Digital Turbine, Inc.

	By:	/s/ Andrew Schleimer
Andrew Schleimer Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP (Appia)
99.1	Audited financial statements of Appia, Inc. as of and for the years ended December 31, 2014 and December 31, 2013
99.2	Unaudited pro forma financial information as of December 31, 2014 and for the year ended March 31, 2014 and the nine months ended December 31, 2014